ACRES Commercial Realty Corp. Fourth Quarter 2020 Earnings Presentation March 4, 2021 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including, but not limited to: ACRESREIT.COM changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; the performance and financial condition of our borrowers; the cost and availability of our financings, which depend in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in our business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the degree and nature of our competition; the resolution of our non-performing and sub-performing assets; The outbreak of widespread contagious disease, such as the novel coronavirus, COVID 19; our ability to comply with financial covenants in our debt instruments; the adequacy of our cash reserves and working capital; the timing of cash flows, if any, from our investments; unanticipated increases in financial and other costs, including a rise in interest rates; our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs; our dependence on ACRES Capital, LLC, our “Manager”, and ability to find a suitable replacement in a timely manner, or at all, if our Manager or we were to terminate the management agreement; environmental and/or safety requirements; our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019 and under Item IA. Risk Factors in our Quarterly Report on Form 10 Q for the quarter ended September 30, 2020 and those factors that may be contained in any subsequent filing we make with the Securities and Exchange Commission.

Forward Looking Statements (continued) ACRESREIT.COM We undertake no obligation, and specifically disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACRES Commercial Realty Corp.’s (f/k/a Exantas Capital Corp.) (“ACR’s” or the “Company’s”) financial performance. Please refer to page 24 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Core Earnings, a Non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is as of or for the period ended December 31, 2020. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Company Rebrand Exantas Capital Corp. ACRESREIT.COM is now NYSE: ACR (Common Stock); ACRPrC (Preferred Stock) www.acresreit.com

Recent Highlights[1]

➢ ACR restarted CRE[2] loan originations in November 2020

CRE Loan Originations Restarted	Reverse Stock Split Effective	Robust Liquidity
$83M of CRE loan originations were closed in the fourth quarter of 2020	**One-for-Three** reverse stock split of common stock was effective February 16, 2021	**$150M** of net liquidity, including unrestricted cash, CRE term facility and senior secured financing facility[2] unfinanced proceeds and senior unsecured notes[2] availability
Preferred Stock Dividends Paid	**Strong Loan Performance**	**Company Repurchased Common Stock**
100% of current cash dividends on the Series C Preferred Stock[2] were paid on February 1, 2021	**98%** of ACR's 98 CRE loans were current on debt service payments through January 2021	**$5.4M,** or 535,485 shares, of common stock was repurchased by ACR in the fourth quarter of 2020

➢ All share amount and per share calculations in this presentation reflect a retrospective adjustment applied in connection with the one-for-three reverse stock split

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Extension of Share Repurchase Program On March 2, 2021, the Board of Directors authorized and approved the extension of the Company’s existing share repurchase program, which authorizes the Company to repurchase up to $20 million of the currently outstanding shares of the Company’s common stock through the second quarter of 2021 or until the $20 million is fully deployed. As of February 28, 2021, approximately $8 million currently remains available for repurchase from the originally authorized $20 million in November 2020. Under the share repurchase program, the Company is authorized to repurchase shares through open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and written trading plans under Rule 10b5-1 of the Exchange Act. The Company cannot predict when or if it will repurchase any shares of common stock and the timing and amount of any shares repurchased will be determined by the Company’s management based on its evaluation of market conditions and other factors. ACRESREIT.COM

Results for Quarter and Year Ended December 31, 2020

Three Mos. And Year Ended Dec. 31, 2020 Results and Recent Developments Financial Results GAAP net income (loss)3: $1.95 and $(19.33), respectively GAAP net income4 includes a $1.70 reversal of CECL3 reserves in connection with: the projected improvement of macroeconomic factors; and the reversal of an individual allowance on a CRE loan in which the collateral was acquired through the receipt of the deed in lieu of foreclosure and valued with a third-party appraisal Core Earnings3,4,5: $0.28 Book Value6,7 GAAP book value: $20.57 versus $18.10 in the third quarter of 2020 CRE Loan Portfolio $83.4M of CRE loan originations4 since the restart in mid-November 2020 $1.5B CRE loan portfolio7 with a weighted average LTV3 of 74% All but two of our 98 CRE loans were current with debt service payments through January 2021 Capitalization & Liquidity Non-recourse, non-mark-to-market CLO3 financings comprised 96% of asset-specific borrowings7 Net liquidity of $150.3M8 ACRESREIT.COM

Fourth Quarter 2020 Book Value ACRESREIT.COM GAAP Book Value per Share Walk

CRE Loan Activity and Portfolio

Deployment Progress

CRE Loan Production, at Par

$ in Millions	4th Quarter 2020
New CRE floating-rate loan commitments	**$83.4**
Payoffs and paydowns[13]	(162.0)
Future fundings	6.3
New unfunded loan commitments	(0.6)
Net CRE loans paid down	**$(72.9)**
New CRE loans:	
Weighted average LTV[14]	**71%**
Weighted average coupon	**1M L[15] + 6.19%**
Weighted average LIBOR floor	**0.74%**

Highlights[16]

- ACR restarted its loan originations in November 2020, originating five CRE whole loans in the fourth quarter of 2020

ACRES[17] Pipeline vs. New Borrowers:

- Three of the loans, or 71.4% of total originations, were originated with new borrowers
- Two of the loans, or 28.6% of total originations, were with ACRES's existing sponsor relationships

Collateral Type:

- Three of the loans, or 51.2% of total originations, are collateralized by hotel properties
- Two of the loans, or 48.8% of total originations, are collateralized by multifamily properties

Collateral Location:

- 48.8%, 28.6% and 22.6% of the loans were originated in the Mountain, Northeast and Mid-Atlantic regions[17], respectively

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CRE Loan Performance All but two loans (representing 2%18) of ACR’s 98 CRE loans are current on debt service payments through January 2021 ACR executed extensions on 10 CRE loans that became effective during the fourth quarter of 2020 and January 2021 ACRESREIT.COM Not COVID-related19 COVID-related CRE Loans Performing in Accordance with Modification Agreements20 Past Due on Debt Service Payments

CRE Loan Portfolio Overview All floating-rate loans have LIBOR floors in excess of the current LIBOR rate on a weighted average basis ACRESREIT.COM $ in Millions Dec. 31, 2020 (100 loans) Sep. 30, 2020 (107 loans) Jun. 30, 2020 (118 loans) Mar. 31, 2020 (124 loans) CRE whole loans, floating-rate21 $1,510 $1,620 $1,734 $1,861 CRE mezzanine loan 5 5 5 5 CRE preferred equity investments 27 27 27 26 Total loans held for investment amortized cost $1,542 $1,652 $1,766 $1,892 Allowance for credit losses (34) (53) (61) (20) Total loans held for investment carrying value $1,508 $1,599 $1,705 $1,872 CRE whole loans, fixed-rate carrying value22 4 5 5 5 Total CRE loan portfolio carrying value $1,512 $1,604 $1,710 $1,877 Weighted Averages CRE whole loan, floating-rate coupon rate 1M L + 3.56% 1M L + 3.41% 1M L + 3.41% 1M L + 3.41% 1M LIBOR23 Floor 1.88% 1.92% 1.92% 1.91% CRE mezzanine loan & preferred equity investments coupon rate 11.18% 11.18% 11.18% 11.18% CRE whole loans, fixed-rate coupon rate 4.44% 4.44% 4.44% 4.44% Total CRE loan portfolio LTV24 74% 73% 73% 72%

CRE Loan Portfolio LTV24 ACRESREIT.COM

CRE Loan Portfolio Diversification ACRESREIT.COM Pacific 10.3% Mountain 21.4% West North Central 0.4% Southwest 17.9% Southeast 16.1% East North Central 5.7% Mid Atlantic 15.0% Northeast 13.2% Top State Concentration Metrics: Texas: 17.7% Arizona: 9.8% New York: 9.3% California: 8.7% Florida: 8.1% Property Type25 Interest Rate Type25 All floating-rate loans have LIBOR floor protection Balance by Region17,25

CRE Loan Portfolio Risk Ratings27 ACRESREIT.COM Percentage of Principal at December 31, 2020 Percentage of Principal at September 30, 2020 0 46 35 15 2 Number of loans: Number of loans: 0 51 34 19 1 80% of ACR’s loans have a risk rating of 2 or 3 that are performing in line or near underwritten expectations Rating 328 Rating 328

Capitalization and Liquidity

Summary Capitalization $1.0 billion of availability on its term warehouse and senior financing facilities and senior unsecured notes. ACRESREIT.COM $ in Millions Capitalization7 Maximum Capacity Amount Availability30 Wghtd. Avg. Coupon Leverage Ratio31 Term warehouse financing facilities $750.0 $12.3 $737.0 2.66% 0.0x Senior secured financing facility32,33 250.0 29.3 217.0 5.75% 0.1x Senior unsecured notes34,35 125.0 46.4 75.0 12.00% 0.1x Convertible senior notes36 137.3 137.3 - 4.50% 0.4x Trust preferred sec. 51.5 51.5 - 3M L37 + 3.95% 0.2x Total recourse debt32 $1,313.8 $276.8 $1,029.0 0.8x Securitizations32 1,027.9 1,027.9 - 1M L + 1.84% 3.1x Total leverage $2,341.7 $1,304.7 $1,029.0 3.9x Preferred equity36 116.0 8.63% Common equity 218.4 Total capitalization $1,639.1 3.31% WACC38

Historical Leverage Ratios ACRESREIT.COM Historical Leverage Ratio31

Liquidity at February 28, 2021 ACRESREIT.COM

Appendix

Consolidated Balance Sheets ACRESREIT.COM Dec. 31, 2020 Dec. 31, 2019 Assets (Unaudited) Cash and cash equivalents $29,355 $79,958 Restricted cash 38,386 14,476 Accrued interest receivable 7,372 8,042 CRE loans 1,541,992 1,791,445 Less: allowance for credit losses (34,310) (1,460) CRE loans, net 1,507,682 1,789,985 Investment securities available-for-sale 2,080 520,714 Principal paydowns receivable 4,250 19,517 Loan receivable - related party 11,875 - Investments in unconsolidated entities 1,548 1,548 Derivatives, at fair value - 30 Investment in real estate 33,806 - Right of use assets 5,592 - Intangible assets 3,294 - Other assets 8,783 3,290 Assets held for sale 61 16,766 Total Assets $1,654,084 $2,454,326 Liabilities     Accounts payable and other liabilities $2,068 $3,408 Management fee payable - related party 442 701 Accrued interest payable 6,036 4,408 Borrowings 1,304,727 1,872,577 Lease liabilities 3,107 - Distributions payable 1,725 10,492 Derivatives, at fair value - 4,558 Accrued tax liability 57 38 Liabilities held for sale 1,540 1,746 Total Liabilities 1,319,702 1,897,928 Stockholders’ Equity     Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding 5 5 Common stock, par value $0.001: 125,000,000 shares authorized; 10,162,289 and 10,626,864 shares issued and outstanding (including 11,610 and 140,320 unvested restricted shares) 10 11 Additional paid-in capital 1,085,941 1,085,062 Accumulated other comprehensive (loss) income (9,978) 1,821 Distributions in excess of earnings (741,596) (530,501) Total Stockholders’ Equity 334,382 556,398 Total Liabilities and Stockholders’ Equity $1,654,084 $2,454,326 (In Thousands, except share and per share data)

Consolidated Statements of Operations ACRESREIT.COM For the Three Months Ended For the Year Ended Dec. 31, 2020 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2019 Revenues (Unaudited) (Unaudited) (Unaudited) Interest income $23,072 $34,524 $108,243 $144,886 Interest expense 14,034 20,149 58,008 83,837 Net interest income 9,038 14,375 50,235 61,049 Other revenue 14 24 76 101 Total revenues 9,052 14,399 50,311 61,150 Operating Expenses Management fees - related party 1,326 2,092 6,054 8,954 Equity compensation - related party 18 565 3,136 2,212 Real estate operating expenses 298 - 298 - General and administrative 2,783 3,234 14,335 10,392 Depreciation and amortization 15 8 49 47 (Reversal of) provision for credit losses, net (18,634) - 30,815 58 Total operating expenses (14,194) 5,899 54,687 21,663 Other Income (Expense) Net realized and unrealized (loss) gain on investment securities, loans and derivatives (367) - (186,610) 4 Fair value adjustments on financial assets held for sale (679) (3,225) (8,768) (4,682) Gain on conversion 1,570 - 1,570 - Other income 279 1,149 471 1,408 Total other income (expense) 803 (2,076) (193,337) (3,270) Income (Loss) from Continuing Operations before Taxes 24,049 6,424 (197,713) 36,217 Income tax benefit - - - - Net Income (Loss) from Continuing Operations 24,049 6,424 (197,713) 36,217 Net Loss from Discontinued Operations, Net of Tax - (39) - (251) Net Income (Loss) 24,049 6,385 (197,713) 35,966 Net income allocated to preferred shares (2,587) (2,587) (10,350) (10,350) Net Income (Loss) Allocable to Common Shares $21,462 $3,798 $(208,063) $25,616 Net Income (Loss) Per Common Share - Basic $1.96 $0.37 $(19.33) $2.45 Net Income (Loss) Per Common Share - Diluted $1.95 $0.36 $(19.33) $2.43 Weighted Average Number of Common Shares Outstanding - Basic 10,973,282 10,485,459 10,763,261 10,476,704 Weighted Average Number of Common Shares Outstanding - Diluted 10,979,286 10,592,707 10,763,261 10,556,785 (In Thousands, except share and per share data)

Core Earnings[40]

➢ The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares, a non-GAAP measure, for the periods presented:

(Unaudited, In Thousands, except share and per share data)	For the Three Months Ended		For the Year Ended	
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Net Income (Loss) Allocable to Common Shares - GAAP	$21,462	$3,798	$(208,063)	$25,616
Reconciling Items From Continuing Operations:				
Non-cash equity compensation expense	18	565	3,136	2,212
Non-cash (reversal of) provision for CRE credit losses	(18,634)	-	29,793	58
Unrealized loss on core activities	306	-	6,122	-
Unrealized gain on core activities	(1,570)	-	(1,570)	-
Real estate depreciation and amortization	169	-	169	-
Non-cash amortization of discounts or premiums associated with borrowings	869	735	3,039	2,842
Net realized gain on non-core assets	-	-	-	(123)
Net income from non-core assets	(56)	(895)	(6)	(871)
Reconciling Items From Discontinued Operations and Legacy CRE Assets:				
Net interest income on legacy CRE assets	(200)	(161)	(675)	(747)
Fair value and other adjustments on legacy CRE assets	679	3,268	8,768	4,725
Loss from discontinued operations, net of taxes	-	39	-	251
Core Earnings Allocable to Common Shares	**$3,043**	**$7,349**	**$ (159,287)**	**$33,963**
Core Earnings per Common Share - Diluted	**$0.28**	**$0.69**	**$(14.80)**	**$3.22**
Weighted Average Number of Common Shares Outstanding - Diluted on Core Earnings Allocable to Common Shares	10,979,286	10,592,707	10,763,261	10,556,785

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Footnotes

1. Unless otherwise noted, "recent highlights" include activity that occurred during the first quarter of 2021.
2. "CRE" refers to commercial real estate. The "senior secured financing facility" refers to the senior secured financing facility with MassMutual with total commitments of $250.0 million. The "senior unsecured notes" refer to the 12.00% senior unsecured notes due 2027 with Oaktree and MassMutual. "Series C Preferred Stock" refers to the 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock.
3. "GAAP net income (loss)" refers to GAAP net income (loss) per common share - diluted. "CECL" refers to current expected credit losses, the determinant of the estimate of the CRE loan allowance in accordance with updated accounting guidance that took effect on January 1, 2020. "Core Earnings" refers to Core Earnings allocable to common shares - diluted, a non-GAAP measure. "LTV" refers to loan-to-collateral value. "CLO" refers to collateralized loan obligation.
4. During the three months ended December 31, 2020.
5. Refer to page 24 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Core Earnings, a Non-GAAP financial measure.
6. GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders' equity less preferred stock equity.
7. At December 31, 2020.
8. At February 28, 2021.
9. Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 11,610 shares at December 31, 2020 and September 30, 2020 and include warrants to purchase up to 466,661 shares of common stock at December 31, 2020, see footnote 31 below. The denominators for the calculations are 10,617,340 and 11,152,826 at December 31, 2020 and September 30, 2020, respectively.
10. The per share amount is calculated with the denominator referenced in footnote 9 at December 31, 2020. Net income per common share - diluted of $1.95 is calculated using the weighted average diluted shares outstanding during the three months ended December 31, 2020.
11. "OCI" refers to the change in accumulated other comprehensive income (loss) attributable to available-for-sale securities and derivatives.
12. ACR's board of directors authorized and approved the continued use of the share repurchase program to repurchase up to $20.0 million of the currently outstanding common stock through June 2021. ACR purchased 535,485 shares for $5.4 million through December 31, 2020.
13. Excludes legacy CRE loans.
14. LTV is based on the initial funding divided by the as-is appraised property value for new CRE loans, the average of which is weighted based on the initial CRE loan commitments of originated CRE loans.
15. "1M L" refers to the one-month London Interbank Offered Rate.
16. Percentages are calculated based on $82.8 million of principal originated during the three months ended December 31, 2020.
17. "ACRES" refers to ACRES Capital Corp., parent company of the Manager. Regions refer to the regions identified by the National Council of Real Estate Investment Fiduciaries.
18. Percentages are calculated based on principal excluding CRE fixed-rate whole loans, or $1.5 billion, at December 31, 2020.
19. Represent extensions to borrowers that are not experiencing financial difficulty in connection with the COVID-19 pandemic.
20. Loan modifications include forbearance agreements and extension agreements.
21. Includes one legacy CRE loan reported at its amortized cost of $11.4 million at December 31, 2020 classified as a CRE loan on the consolidated balance sheet that entered technical default in June 2020. The Company intends to hold this loan until payoff.
22. Classified as other assets on the consolidated balance sheet.
23. "1M LIBOR" refers to the one-month London Interbank Offered Rate.
24. LTV is based on the outstanding principal divided by the as-is appraised property value available at December 31, 2020.
25. At December 31, 2020; $1.5 billion at carrying value, excludes CRE fixed-rate whole loans of $4.8 million classified as other assets.
26. Other property types include: (i) manufactured housing, 3.0% and (ii) industrial, 0.7% at December 31, 2020.
27. See page 27 for additional information.
28. Includes one mezzanine loan, with a 0.3% percentage of total principal, and one preferred equity investment, with a 0.4% percentage of total principal, each risk rated a 3 at December 31, 2020 and September 30, 2020.

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Footnotes (Continued)

29. Includes on preferred equity investment, with a 1.4% and 1.3% percentage of total principal, risk rated a 4 at December 31, 2020 and September 30, 2020, respectively.
30. Availability is calculated as the difference between the maximum capacity on the applicable borrowing and the principal outstanding.
31. The leverage ratio is calculated as the respective period ended borrowings over total equity.
32. Borrowings included as recourse debt are guaranteed by ACR while CRE securitizations have no recourse against the Company. Additionally, the senior secured financing facility is guaranteed by Exantas Real Estate Funding 2019-RS07 Investor, LLC, Exantas Real Estate Funding 2020-RS08 Investor, LLC and Exantas Real Estate Funding 2020-RS09 Investor, LLC.
33. The facility has an initial two-year revolving period followed by a five-year term and charges interest at 5.75%.
34. The outstanding senior unsecured notes charge interest at 12.00%, of which 3.25% may be paid-in-kind, and mature in seven years. The available unsecured notes remain available to ACR for 18 months following the close date on July 31, 2020.
35. ACR issued warrants to purchase 466,661 shares of its common stock at an exercise price of $0.03 per share in connection with the issuance of the $50.0 million of unsecured notes to MassMutual and Oaktree, in the aggregate. The issuance of the remaining $75.0 million of unsecured notes will trigger the issuance of additional warrants to purchase 699,992 common shares ratably as commitments are funded.
36. Face amount of convertible senior notes and preferred equity are $143.8 million and $120.0 million, respectively.
37. "3M L" refers to the three-month LIBOR rate.
38. "WACC" refers to the weighted average cost of capital. The calculation of weighted average cost of capital excludes the impact of common equity on the denominator.
39. CRE term and senior secured facilities unfinanced proceeds includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities.
40. See page 28 for additional information.

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Other Disclosures Commercial Real Estate Loans Risk Ratings CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or reunderwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines and, therefore, not every loan will have all of the characteristics described in each category below. ACRESREIT.COM Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis

Other Disclosures (continued) Core Earnings Core Earnings is a non-GAAP financial measure that we use to evaluate our operating performance. Core Earnings exclude the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current commercial real estate (“CRE”) loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets comprised of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement we calculate the Manager’s incentive compensation using Core Earnings excluding incentive fees payable to the Manager, we include incentive fees payable to the Manager in Core Earnings for reporting purposes. ACRESREIT.COM

Company Information ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments. Additional information is available at the Company’s website, www.acresreit.com. ACRESREIT.COM Contact Information: Headquarters: Investor Relations: New York Stock Exchange: 865 Merrick Avenue ir@acresreit.com Common Stock Symbol: ACR Suite 200 S 516-862-2385 Pref. Stock Symbol: ACRPrC Westbury, NY 11590